UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 6, 2016

FBEC WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-52297	47-3855542
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Central Ave., Cheyenne, WY 82001

(Address of principal executive offices)

     N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2016, FBEC Worldwide, Inc. (the “Company”) received a purchase order for approximately 35,000 units of WolfShot™ from Four Link USA, Inc. for distribution within the Northeast USA. Four Link will be placing WolfShot™ within multiple convenience stores within the northeast including 7-11 & ShopRite. The Company shall receive proceeds of approximately $26,000 for this sale.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated September 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2016

FBEC Worldwide, Inc. /s/ Jeffery Greene —————————————— By: Jeffrey Greene Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated September 7, 2016.

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